Exhibit 99.2

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma consolidated financial data reflects Atlas Resource Partners, L.P.’s (the “Partnership”) historical results as adjusted on a pro forma basis to give effect to its acquisitions of (i) certain assets from Carrizo Oil & Gas, Inc. (NASDAQ: CRZO; “Carrizo”) on April 30, 2012 and the related issuance of 6.0 million common limited partner units in a private placement to partially fund the purchase price, (ii) certain proved reserves and associated assets from Titan Operating, L.L.C. (“Titan”) on July 25, 2012 for 3.8 million common limited partner units and 3.8 million convertible Class B preferred units, as well as $15.4 million in cash for closing adjustments, (iii) DTE Gas Resources, LLC (“DTE”) for gross cash consideration of $257.4 million funded with borrowings under the Partnership’s revolving and term loan credit facilities, and (iv) certain oil and gas assets from EP Energy E&P Company, L.P. (“EP Energy”) for $705.9 million in cash, net of purchase price adjustments, funded with borrowings under the Partnership’s revolving credit facility, the issuance of its newly created Class C convertible preferred units to Atlas Energy, L.P. (NYSE: ATLS; “ATLS”) and the issuance of the Partnership’s 9.25% senior notes due August 15, 2021 (“9.25% Senior Notes”). The estimated adjustments to give effect to the acquisitions are described in the notes to the unaudited pro forma financial data.

The unaudited pro forma consolidated statements of operations information for the six months ended June 30, 2013 and the year ended December 31, 2012 assume the following transactions had occurred as of January 1, 2012. In addition, the pro forma consolidated balance sheet as of June 30, 2013 reflects the following transactions as if they had occurred on June 30, 2013:

•	the Carrizo acquisition for gross cash consideration of $190.0 million, net of $3.0 million of purchase price reductions for working capital and other amounts, which was funded through (i) the private placement of approximately 6.0 million common units at a negotiated purchase price of $20.00 per unit and (ii) borrowings of $67.5 million under the Partnership’s revolving credit facility;

•	the Titan acquisition for 3.8 million common units and 3.8 million convertible Class B preferred units, as well as $15.4 million in cash for closing adjustments, which was funded through borrowings under the Partnership’s revolving credit facility;

•	the sale of 7.9 million of the Partnership’s common units for net proceeds of $174.5 million, the net proceeds of which were used to repay borrowings under the Partnership’s revolving credit facility prior to funding the cash consideration for the DTE acquisition;

•	the DTE acquisition for gross cash consideration of $257.4 million, including $2.4 million of adjustments for working capital, which was funded through borrowings of $179.8 million from the Partnership’s revolving credit facility and $77.6 from the Partnership’s term loan credit facility;

•	the issuance of the Partnership’s 7.75% senior unsecured notes due on January 15, 2021 (“7.75% Senior Notes”) for net proceeds of $268.3 million, which were used to repay all of the indebtedness and accrued interest outstanding under the Partnership’s term loan credit facility and a portion of that outstanding under the Partnership’s revolving credit facility; and

•	the EP Energy acquisition for cash consideration of $705.9 million, net of purchase price adjustments, which was funded through borrowings under the Partnership’s revolving credit facility, the sale of 15.0 million of the Partnership’s common units for net proceeds of $313.1 million (which were issued in June 2013), the issuance of its newly created Class C convertible preferred units to ATLS for $86.6 million and net proceeds of $242.8 million from the issuance of its 9.25% Senior Notes at a discount of 99.297% (which were issued in July 2013). The historical results of operations for the period January 1, 2012 to December 31, 2012 and from January 1, 2012 to June 30, 2012, which include the results of operations of EP Energy subsequent to its acquisition of the assets on May 24, 2012 and its related party predecessor, were combined for presentation purposes.

The unaudited pro forma consolidated balance sheet and the unaudited pro forma consolidated statements of operations were derived by adjusting the Partnership’s historical consolidated financial statements. However, management of the Partnership believes that the adjustments provide a reasonable basis for presenting the significant effects of the transactions described above. The unaudited pro forma financial data presented is for informational purposes only and is based upon available information and assumptions that management of the Partnership believes are reasonable under the circumstances. The allocation of the fair value of the assets acquired and liabilities assumed is based upon their estimated fair values, which are subject to adjustment and could change significantly as the Partnership continues to evaluate the preliminary allocations related to the DTE and EP Energy acquisitions. This unaudited pro forma financial information is not necessarily indicative of what the financial position or results of operations of the Partnership would have been had the transactions been consummated on the dates assumed, nor are they necessarily indicative of any future operating results or financial position. The Partnership may have performed differently had the transactions actually occurred on the dates assumed.

The Partnership was formed in October 2011 by ATLS, a publicly traded master-limited partnership, to own and operate substantially all of ATLS’s exploration and production assets, which were transferred to the Partnership on March 5, 2012. In February 2012, the board of directors of ATLS’s general partner approved the distribution of 5.24 million of the Partnership’s common limited partner units which were distributed on March 13, 2012 to ATLS’ unitholders using a ratio of 0.1021 of the Partnership’s common limited partner units for each of ATLS’ common units owned on the record date of February 28, 2012.

The Partnership’s historical consolidated balance sheet at June 30, 2013, its historical consolidated statement of operations for the six months ended June 30, 2013 and the portion of its historical consolidated statement of operations for the year ended December 31, 2012 subsequent to the transfer of assets on March 5, 2012, include its and its wholly-owned subsidiaries’ accounts. The portion of the Partnership’s historical consolidated statements of operations for the year ended December 31, 2012 prior to the transfer of assets on March 5, 2012 was derived from the separate records maintained by ATLS and may not necessarily be indicative of the conditions that would have existed if the Partnership had been operated as an unaffiliated entity. Accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the amounts reported in consolidated combined balance sheets and related consolidated combined statements of operations. Such estimates included allocations made from the historical accounting records of ATLS, based on management’s best estimates, in order to derive the Partnership’s financial statements for the periods presented prior to the transfer of assets. Actual balances and results could be different from those estimates.

With regard to the calculation of pro forma net income (loss) per common limited partner unit, the general partner’s Class A unit interest in net income (loss) is calculated on a quarterly basis based upon its 2% Class A ownership interest and incentive distributions, with a priority allocation of net income in an amount equal to the general partner’s actual incentive distributions for the respective period, in accordance with the partnership agreement, and the remaining net income or loss is allocated with respect to the general partner’s and limited partners’ ownership interests.

ATLAS RESOURCE PARTNERS, L.P. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED BALANCE SHEET

JUNE 30, 2013

(in thousands)

(Unaudited)

	Historical	Acquisition EP Energy		Adjustments		Pro Forma
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$42,953	$—		$705,900	(b)	$42,953
				(705,900	) (d)

Accounts receivable	44,381	—		—		44,381
Current portion of derivative asset	35,575	—		—		35,575
Subscriptions receivable	11,036	—		—		11,036
Prepaid expenses and other	9,765	—		—		9,765

Total current assets	143,710	—		—		143,710

PROPERTY, PLANT AND EQUIPMENT, NET	1,413,109	722,803	(a,w)	—		2,135,912
GOODWILL AND INTANGIBLE ASSETS, NET	32,940	—		—		32,940
LONG-TERM DERIVATIVE ASSET	12,168	—		—		12,168
OTHER ASSETS, NET	22,968	—		15,057	(c)	43,525
				5,500	(c)

	$1,624,895	$722,803		$20,557		$2,368,255

LIABILITIES AND PARTNERS’ CAPITAL/EQUITY

CURRENT LIABILITIES:
Accounts payable	$57,708	$—		$—		$57,708
Current portion of derivative liability	72	—		—		72
Current portion of derivative payable to Drilling Partnerships	5,969	—		—		5,969
Accrued well drilling and completion costs	52,425	—		—		52,425
Accrued liabilities	22,615	—		—		22,615

Total current liabilities	138,789	—		—		138,789
LONG-TERM DEBT, LESS CURRENT PORTION	275,000	—		371,034	(b)	920,442
				248,241	(b)
				26,167	(c)

LONG-TERM DERIVATIVE LIABILITY	130	—		—		130
LONG-TERM DERIVATIVE PAYABLE TO DRILLING PARTNERSHIPS	38	—		—		38
ASSET RETIREMENT OBLIGATIONS AND OTHER	68,173	16,903	(a)	—		85,076

COMMITMENTS AND CONTINGENCIES

PARTNERS’ CAPITAL/EQUITY:
General partner’s interests	6,788	—		(112	) (c)	6,676

Preferred limited partners’ interests	96,385	—		86,625	(b)	183,010

Common limited partners’ interests	1,003,274	—		(5,498	) (c)	997,776

Equity	—	705,900	(a)	(705,900	) (d)	—

Accumulated other comprehensive income	36,318	—		—		36,318

Total partners’ capital/equity	1,142,765	705,900		(624,885)		1,223,780

	$1,624,895	$722,803		$20,557		$2,368,255

ATLAS RESOURCE PARTNERS, L.P. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2013

(in thousands)

(Unaudited)

	Historical	Acquisition EP Energy (1/1/13- 6/30/13)	Adjustments		Pro Forma
REVENUES:
Gas and oil production	$93,158	$77,701	$—		$170,859
Well construction and completion	81,329	—	—		81,329
Gathering and processing	8,048	—	—		8,048
Administration and oversight	4,476	—	—		4,476
Well services	9,680	—	—		9,680
Other, net	(1,317)	—	—		(1,317)

Total revenues	195,374	77,701	—		273,075

COSTS AND EXPENSES:

Gas and oil production	34,251	35,615	—		69,866
Well construction and completion	70,721	—	—		70,721
Gathering and processing	9,372	—	—		9,372
Well services	4,623	—	—		4,623
General and administrative	31,784	—	(6,480	)(1)	25,304
Depreciation, depletion and amortization	43,405	15,207	—		58,612

Total costs and expenses	194,156	50,822	(6,480)		238,498

OPERATING INCOME	1,218	26,879	6,480		34,577
Interest expense	(11,397)	—	(1,359	) (e)	(24,327)
			(11,673	) (f)
			(1,303	) (g)
			(1,506	) (h)
			(344	) (i)
			3,255	(j)

Loss on asset sales and disposal	(1,374)	—	—		(1,374)

NET INCOME (LOSS)	(11,553)	26,879	(6,450)		8,876

Preferred limited partner dividends	(4,028)	—	(3,938	) (k)	(7,966)

NET LOSS ATTRIBUTABLE TO COMMON LIMITED PARTNERS AND THE GENERAL PARTNER	$(15,581)	$26,879	$(10,388)		$910

ALLOCATION OF NET INCOME (LOSS) ATTRIBUTABLE TO COMMON LIMITED PARTNERS AND THE GENERAL PARTNER
Common limited partners’ interest	$(16,904)				$(743)
General partner’s interest	1,323				1,653

NET LOSS ATTRIBUTABLE TO COMMON LIMITED PARTNERS AND THE GENERAL PARTNER	$(15,581)				$910

NET LOSS ATTRIBUTABLE TO COMMON LIMITED PARTNERS PER UNIT:
Basic	$(0.37)				$(0.01)

Diluted	$(0.37)				$(0.01)

WEIGHTED AVERAGE COMMON LIMITED PARTNER UNITS OUTSTANDING:
Basic	45,499				59,044

Diluted	45,499				59,044

ATLAS RESOURCE PARTNERS, L.P. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

(in thousands, except per unit data)

(Unaudited)

		For the Period from January 1 to April 30, 2012	For the Period from January 1 to July 25, 2012	For the Period from January 1 to December 20, 2012	For the Year Ended December 31, 2012
	Historical	Carrizo	Titan	DTE	EP Energy	Adjustments		Pro Forma
REVENUES:
Gas and oil production	$92,901	$6,878	$10,938	$53,060	$129,097	$—		$292,874
Well construction and completion	131,496	—	—	—	—	—		131,496
Gathering and processing	16,267	—	—	—	—	—		16,267
Administration and oversight	11,810	—	—	—	—	—		11,810
Well services	20,041	—	—	—	—	—		20,041
Other, net	(4,886)	—	68	(187)	—	—		(5,005)

Total revenues	267,629	6,878	11,006	52,873	129,097	—		467,483

COSTS AND EXPENSES:
Gas and oil production	26,624	4,278	4,470	21,295	74,250	—		130,917
Well construction and completion	114,079	—	—	—	—	—		114,079
Gathering and processing	19,491	—	—	—	—	—		19,491
Well services	9,280	—	—	—	—	—		9,280
General and administrative	69,123	—	3,284	7,091	—	(21,475	) (l)	58,023
Chevron transaction expense	7,670	—	—	—	—	—		7,670
Depreciation, depletion and amortization	52,582	—	11,511	22,438	68,449	5,491	(m)	160,540
						69	(n)

Asset impairment	9,507	—	—	—	—	—		9,507

Total costs and expenses	308,356	4,278	19,265	50,824	142,699	(15,915)		509,507

OPERATING INCOME (LOSS)	(40,727)	2,600	(8,259)	2,049	(13,602)	15,915		(42,024)
Interest expense	(4,195)	—	(1,683)	(5,565)	—	(551	) (o)	(72,920)
						(5,441	) (p)
						(265	) (q)
						(7,058	) (r)
						(836	) (s)
						551	(t)
						265	(t)
						7,058	(t)
						(21,314	) (u)
						(3,587	) (e)
						(23,345	) (f)
						(3,011	) (h)
						(688	) (i)
						(3,255	) (j)

Loss on early extinguishment of debt	—	—	(810)	—	—	—		(810)
Loss on asset sales and disposal	(6,980)	—	—	—	—	—		(6,980)

NET INCOME (LOSS)	(51,902)	2,600	(10,752)	(3,516)	(13,602)	(45,562)		(122,734)

Preferred limited partner dividends	(3,063)	—	—	—	—	(7,650	) (k)	(14,102)
						(3,389	) (v)

NET INCOME (LOSS) ATTRIBUTABLE TO OWNER’S INTEREST, COMMON LIMITED PARTNERS AND THE GENERAL PARTNER	$(54,965)	$2,600	$(10,752)	$(3,516)	$(13,602)	$(56,601)		$(136,836)

ALLOCATION OF NET INCOME (LOSS):
Portion applicable to owner’s interest (period prior to the transfer of assets on March 5, 2012)	$250							$(14,105)
Portion applicable to common limited partners and the general partner’s interests (period subsequent to the transfer of assets on March 5, 2012)	(55,215)							(122,731)

NET INCOME (LOSS) ATTRIBUTABLE TO OWNER’S INTEREST, COMMON LIMITED PARTNERS AND THE GENERAL PARTNER	$(54,965)							$(136,836)

ALLOCATION OF NET INCOME (LOSS) ATTRIBUTABLE TO COMMON LIMITED PARTNERS AND THE GENERAL PARTNER:
Common limited partners’ interest	$(54,260)							$(120,276)
General partner’s interest	(955)							(2,455)

Net loss attributable to common limited partners and the general partner	$(55,215)							$(122,731)

NET LOSS ATTRIBUTABLE TO COMMON LIMITED PARTNERS PER UNIT:
Basic	$(1.59)							$(2.04)

Diluted	$(1.59)							$(2.04)

WEIGHTED AVERAGE COMMON LIMITED PARTNER UNITS OUTSTANDING:
Basic	34,039							58,923

Diluted	34,039							58,923

ATLAS RESOURCE PARTNERS, L.P. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(a)	To reflect the preliminary purchase price allocation of the EP Energy Acquisition. Due to the recent date of the EP Energy Acquisition, the purchase price allocation for the assets acquired and liabilities assumed is based upon estimated fair values, which are subject to adjustment and could change significantly as the Partnership continues to evaluate this preliminary allocation.

(b)	To reflect (i) $248.2 million of gross proceeds from the offering of the Partnership’s 9.25% Senior Notes in a private placement transaction at a discount of 99.297%; (ii) net borrowings of $371.1 million under the Partnership’s revolving credit facility; and (iii) net proceeds of $86.6 million of the Partnership’s Class C Preferred Units to ATLS.

(c)	To reflect the partial application of borrowings under the Partnership’s revolving credit facility for (i) the payment of $15.1 million of revolving credit facility fees, which will be amortized over the remaining term of the respective debt instrument; (ii) the payment of $5.5 million of fees related to issuance of the 9.25% Senior Notes; and (iii) the payment of costs of $5.6 million related to the EP Energy Acquisition, which are expensed as incurred and are allocated between general partner’s interest and common limited partners’ interests.

(d)	To reflect the consummation of the EP Energy Acquisition through the transfer to EP Energy of cash consideration of $705.9 million.

(e)	To reflect the adjustment to interest expense related to the borrowings under the Partnership’s revolving credit facility to partially fund the acquisition of assets from EP Energy based on the interest rate of 2.0%.

(f)	To reflect the adjustment to interest expense from the issuance of the 9.25% Senior Notes and the amortization of the debt discount associated with the 9.25% Senior Notes.

(g)	To reflect the adjustment to interest expense on the 7.75% Senior Notes issued on January 23, 2013.

(h)	To reflect the amortization of deferred financing costs incurred as a result of the EP Acquisition related to the Partnership’s revolving credit facility over the remainder of the facility’s respective term.

(i)	To reflect the amortization of deferred financing costs related to the 9.25% Senior Notes.

(j)	To reflect the adjustment to interest expense for the accelerated amortization of deferred financing costs associated with the retirement of the Partnership’s term loan facility and a portion of the outstanding indebtedness under its revolving credit facility with a portion of the proceeds from the Partnership’s issuance of the 7.75% Senior Notes.

(k)	To reflect the Class C preferred unit dividend payments per quarter.

(l)	To reflect the adjustment to general and administrative expense to exclude the Partnership’s acquisition-related costs incurred related to the acquisitions consummated per the pro forma financial statements.

(m)	To reflect incremental depreciation, depletion and amortization expense, using the units-of-production method, related to the oil and natural gas properties acquired.

(n)	To reflect incremental accretion expense related to $3.9 million of asset retirement obligations on oil and natural gas properties acquired.

(o)	To reflect the adjustment to interest expense to finance the $67.5 million of borrowings under its revolving credit facility to partially fund the acquisition of assets from Carrizo based on the interest rate of 2.5%.

(p)	To reflect the amortization of deferred financing costs incurred as a result of the Carrizo and DTE acquisitions related to its revolving credit facility and term loan credit facility over the remainder of the respective terms.

(q)	To reflect the adjustment to interest expense to finance the $18.8 million of borrowings under the Partnership’s revolving credit facility to partially fund the acquisition of Titan based on the interest rate of 2.5%.

(r)	To reflect the adjustment to interest expense resulting from borrowings of $75.4 million under the Partnership’s term loan credit facility and $18.3 million under the Partnership’s revolving credit facility, both of which were used by the Partnership to finance the DTE acquisition and related acquisition and financing costs, at a current interest rate of 7.8%.

(s)	To reflect the amortization of deferred financing costs related to the Partnership’s 7.75% Senior Notes.

(t)	To reflect the adjustment to interest expense resulting from the retirement of the Partnership’s term loan credit facility and repayment of amounts outstanding under its revolving credit facility with proceeds from the Partnership’s 7.75% Senior Notes.

(u)	To reflect the adjustment to interest expense from the issuance of the Partnership’s 7.75% Senior Notes.

(v)	To reflect the Class B preferred unit dividend payments per quarter.

(w)	The following tables set forth certain unaudited pro forma information concerning the Partnership’s proved oil, natural gas and natural gas liquids reserves for the years ended December 31, 2012 and 2011, giving effect to the Properties acquired from EP Energy as if they had occurred on January 1, 2011. There are numerous uncertainties inherent in estimating the quantities of proved reserves and projecting future rates of production and timing of development costs. The following reserve data represent estimates only and should not be construed as being precise.

Proved Gas and Oil Reserve Quantities

The pro forma net proved gas and oil reserves and changes in net proved gas and oil reserves attributable to the Properties are summarized below:

	Historical	EP Energy	Pro Forma
	Natural Gas (Mcf)
Balance, January 1, 2011	176,065,003	783,356,000	959,421,003
Extensions, discoveries and other additions	9,966,952	18,780,000	28,746,952
Sales of reserves in-place	(990)	—	(990)
Purchase of reserves in-place	586,662	—	586,662
Transfers to limited partnerships	(6,042,432)	—	(6,042,432)
Revisions(4)	(11,436,615)	14,150,000	2,713,385
Production	(11,462,149)	(50,505,000)	(61,967,149)

Balance, December 31, 2011	157,676,431	765,781,000	923,457,431
Extensions, discoveries and other additions	6,756,817	1,705,000	8,461,817
Sales of reserves in-place	—	—	—
Purchase of reserves in-place	462,504,519	—	462,504,519
Transfers to limited partnerships	—	—	—
Revisions(5)	(27,760,192)	(164,020,000)	(191,780,192)
Production	(25,403,318)	(47,030,000)	(72,433,318)

Balance, December 31, 2012	573,774,257	556,436,000	1,130,210,257

Proved developed reserves at:
January 1, 2011	137,393,017	554,906,000	692,299,017
December 31, 2011	138,403,225	545,237,000	683,640,225
December 31, 2012	338,655,324	431,502,000	770,157,324

Proved undeveloped reserves at:
January 1, 2011	38,671,986	228,450,000	267,121,986
December 31, 2011	19,273,206	220,544,000	239,817,206
December 31, 2012	235,118,932	124,934,000	360,052,932

	Historical	EP Energy	Pro Forma
	Oil (Bbl) (1)
Balance, January 1, 2011	1,832,535	—	1,832,535
Extensions, discoveries and other additions	8,217	—	8,217
Sales of reserves in-place	—	—	—
Purchase of reserves in-place	2,216	—	2,216
Transfers to limited partnerships	—	—	—

	Historical	EP Energy	Pro Forma
	Oil (Bbl) (1)
Revisions(4)	77,661	—	77,661
Production	(274,330)	—	(274,330)

Balance, December 31, 2011	1,646,299	—	1,646,299
Extensions, discoveries and other additions	10,688	—	10,688
Sales of reserves in-place	—	—	—
Purchase of reserves in-place	7,485,998	—	7,485,998
Transfers to limited partnerships	—	—	—
Revisions	(153,413)	—	(153,413)
Production	(120,736)	—	(120,736)

Balance, December 31, 2012	8,868,836	—	8,868,836

Proved developed reserves at:
January 1, 2011	1,832,535	—	1,832,535
December 31, 2011	1,638,083	—	1,638,083
December 31, 2012	3,400,447	—	3,400,447

Proved undeveloped reserves at:
January 1, 2011	—	—	—
December 31, 2011	8,216	—	8,216
December 31, 2012	5,468,389	—	5,468,389

	Historical	EP Energy	Pro Forma
	Natural Gas Liquids (Bbl) (1)
Balance, January 1, 2011	—	—	—
Extensions, discoveries and other additions	—	—	—
Sales of reserves in-place	—	—	—
Purchase of reserves in-place	—	—	—
Transfers to limited partnerships	—	—	—
Revisions	—	—	—
Production	—	—	—

Balance, December 31, 2011	—	—	—
Extensions, discoveries and other additions	—	—	—
Sales of reserves in-place	—	—	—
Purchase of reserves in-place	16,212,356	—	16,212,356
Transfers to limited partnerships	—	—	—
Revisions(5)	206,091	—	206,091
Production	(356,550)	—	(356,550)

Balance, December 31, 2012	16,061,897	—	16,061,897

Proved developed reserves at:
January 1, 2011	—	—	—
December 31, 2011	—	—	—
December 31, 2012	7,884,778	—	7,884,778

	Historical	EP Energy	Pro Forma
Natural Gas Liquids (Bbl) (1)
Proved undeveloped reserves at:
January 1, 2011	—	—	—
December 31, 2011	—	—	—
December 31, 2012	8,177,120	—	8,177,120

(1)	Oil includes NGL information for the year ended December 31, 2011, which was less than 500 MBbls.

Standardized Measure

The pro forma standardized measure of discounted future net cash flows before income taxes related to the proved gas and oil reserves of the Properties is as follows (in thousands):

	For the Year Ended December 31, 2012
	Historical	EP Energy	Pro Forma
Future cash inflows	$2,930,514	$1,321,983	$4,252,497
Future production costs	(1,185,084)	(738,248)	(1,923,332)
Future development costs	(441,423)	(163,469)	(604,892)

Future net cash flows	1,304,007	420,266	1,724,273
Less 10% annual discount for estimated timing of cash flows	(680,331)	(201,674)	(882,005)

Standardized measure of discounted future net cash flows	$623,676	$218,592	$842,268

	For the Year Ended December 31, 2011
	Historical	EP Energy	Pro Forma
Future cash inflows	$949,286	$2,822,400	$3,771,686
Future production costs	(425,493)	(1,204,952)	(1,630,445)
Future development costs	(27,266)	(298,624)	(325,890)

Future net cash flows	496,527	1,318,824	1,815,351
Less 10% annual discount for estimated timing of cash flows	(276,668)	(726,648)	(1,003,316)

Standardized measure of discounted future net cash flows	$219,859	$592,176	$812,035

FASB requirements for gas and oil reserve estimation and disclosure require that reserve estimates and future cash flows be based on the average market prices for sales of gas and oil on the first calendar day of each month during the year. The average prices used for 2012 and 2011 under these rules were $2.76 and $4.12 per Mcf.

Changes in Standardized Measure

Pro forma changes in the standardized measure of discounted future net cash flows before income taxes related to the proved gas and oil reserves of the Properties are as follows:

	Year Ended December 31, 2012
	Historical	EP Energy	Pro Forma
Balance, beginning of year	$219,859	$592,176	$812,035
Increase (decrease) in discounted future net cash flows:
Sales and transfers of oil and gas, net of related costs	(54,969)	(78,153)	(133,122)
Net changes in prices and production costs	(87)	(349,076)	(349,163)
Revisions of previous quantity estimates	(6,378)	(94,806)	(101,184)

	Year Ended December 31, 2012
	Historical	EP Energy	Pro Forma
Development costs incurred	575	2,000	2,575
Changes in future development costs	—	73,781	73,781
Transfers to limited partnerships	—	—	—
Extensions, discoveries, and improved recovery less related costs	64	540	604
Purchases of reserves in-place	510,467	—	510,467
Sales of reserves in-place	—	—	—
Accretion of discount	21,986	72,665	94,651
Estimated settlement of asset retirement obligations	(2,823)	—	(2,823)
Estimated proceeds on disposals of well equipment	3,806	—	3,806
Changes in production rates (timing) and other	(68,824)	(535)	(69,359)

Outstanding, end of year	$623,676	$218,592	$842,268

	Year Ended December 31, 2011
	Historical	EP Energy	Pro Forma
Balance, beginning of year	$236,630	$660,619	$897,249
Increase (decrease) in discounted future net cash flows:
Sales and transfers of oil and gas, net of related costs	(46,304)	(137,357)	(183,661)
Net changes in prices and production costs	(34)	(26,668)	(26,702)
Revisions of previous quantity estimates	757	16,432	17,189
Development costs incurred	1,842	22,392	24,234
Changes in future development costs	(3,591)	(15,697)	(19,288)
Transfers to limited partnerships	(8,022)	—	(8,022)
Extensions, discoveries, and improved recovery less related costs	14,923	10,650	25,573
Purchases of reserves in-place	736	—	736
Sales of reserves in-place	(1)	—	(1)
Accretion of discount	23,663	80,681	104,344
Estimated settlement of asset retirement obligations	(3,105)	—	(3,105)
Estimated proceeds on disposals of well equipment	3,363	—	3,363
Changes in production rates (timing) and other	(998)	(18,876)	(19,874)

Outstanding, end of year	$219,859	$592,176	$812,046